UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

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Chemed Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RISKMETRICS RECOMMENDS THAT CHEMED CORPORATION STOCKHOLDERS
VOTE FOR ALL CHEMED NOMINEES ON THE WHITE PROXY CARD

Second Leading Independent Proxy Advisory Firm Endorses Chemed’s Director Nominees

CINCINNATI – May 19, 2009 – Chemed Corporation (NYSE:CHE) today announced that RiskMetrics Group (formerly Institutional Shareholder Services), a leading independent proxy voting advisory firm, recommends that Chemed stockholders vote FOR all of the Company’s director nominees at Chemed’s 2009 Annual Meeting of Stockholders to be held on May 29, 2009.

Chemed's CEO, Kevin J. McNamara, and Chairman of the Board, George J. Walsh, issued the following joint statement:

“We welcome the support of RiskMetrics Group.  This recommendation further enforces our strong belief that electing all of Chemed’s director nominees is in the best interests of all stockholders.  The Board’s nominees have the necessary depth and breadth of relevant expertise in areas that are critical to Chemed’s continued success, and we are confident that they will continue building on Chemed’s track record of value creation.  We strongly urge all Chemed stockholders to protect their investment by voting the WHITE proxy card today.”

In its May 18, 2009 report recommending the election of all Chemed nominees, RiskMetrics states*:

●	“[O]n balance we conclude the dissident has not met its burden of proving that board change is warranted.”

●
“[T]he dissident has not raised any specific claims that the company has demonstratively underperformed. Rather, the dissident has raised various operational and governance issues that we feel, in and of themselves, are not sufficient to warrant board change. We note the board has been receptive to investor sentiment and has acted in ways to reduce its size (15 to 11) and improve its composition by nominating two shareholder endorsed nominees – one of which was proposed by its largest shareholder.”

●
“Regarding the merits of a tax-free spin-off, we find no evidence that [the] board summarily dismissed this alternative, noting that this option has only become viable since February 25, 2009. Arguably, although the board’s action on this issue may have been in reaction to dissident stimulus, we note the board enlisted two highly reputable financial advisors to thoroughly investigate this alternative. The conclusion they reached indicated a tax-free spin-off strategy’s downside risk outweighs its benefits in this market and thus would be inappropriate at this time. Additionally, we note the company’s financial and operating reporting structure and high degree of specificity it provides to investors would permit a relatively quick and seamless separation of the two businesses should this strategy be warranted.”

●	“We therefore recommend shareholders vote on management’s WHITE proxy card for ALL management nominees.”

As previously announced, Glass Lewis & Co. also recommends that Chemed stockholders vote FOR all of the Company’s director nominees.  Glass Lewis and RiskMetrics are widely recognized as the world’s leading independent proxy voting and corporate governance advisory firms.  The analyses and recommendations of RiskMetrics and Glass Lewis are relied upon by well over a thousand institutional investment firms, mutual funds and other fiduciaries around the world.

Chemed’s Board unanimously urges stockholders to follow the recommendations of RiskMetrics and Glass Lewis by voting FOR all of the Company’s director nominees by voting the WHITE proxy card by telephone or via the Internet.  Chemed’s Board also recommends that stockholders discard any materials received from dissident hedge fund MMI Investments, L.P.

Cravath, Swaine & Moore LLP is acting as legal advisor to Chemed and Lazard Frères & Co. LLC and J.P. Morgan Securities Inc. are acting as financial advisors.

* Permission to use quotations was neither sought nor obtained.

TIME IS SHORT AND YOUR VOTE IS IMPORTANT

To insure that your vote is represented at the meeting, we urge you to vote TODAY by telephone or via the Internet by following the simple instructions on the WHITE proxy card

If you have questions about how to vote your shares, or need additional assistance, please contact the firm assisting us in the solicitation of proxies:

INNISFREE M&A INCORPORATED Stockholders Call Toll-Free: (877) 825-8631 Banks and Brokers Call Collect: (212) 750-5833

IMPORTANT
We urge you NOT to sign any Gold proxy card sent to you by MMI.
If you have already done so, you have every legal right to change your vote by using the
WHITE proxy card to vote TODAY—by telephone,
via the Internet, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope previously provided.

About Chemed
Listed on the New York Stock Exchange and headquartered in Cincinnati, Ohio, Chemed Corporation (www.chemed.com) operates two wholly owned subsidiaries: VITAS Healthcare and Roto-Rooter. VITAS is the nation’s largest provider of end-of-life hospice care, and Roto-Rooter is the nation’s leading provider of plumbing and drain cleaning services.

Forward Looking Statements
Certain statements contained in this press release or in other Chemed communications are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the United States Securities and Exchange Commission (the “SEC”). You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

Important Information
Chemed filed with the SEC, on April 29, 2009, a definitive proxy statement in connection with its 2009 annual meeting, and is mailing the definitive proxy statement to its stockholders.  Investors and security holders are urged to read the definitive proxy statement relating to the 2009 Annual Meeting and any other relevant documents filed with the SEC (when available) because they contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents that Chemed files with the SEC (when available) at the SEC’s website at www.sec.gov and Chemed’s website at www.chemed.com. In addition, the definitive proxy statement and other documents filed by Chemed with the SEC (when available) may be obtained from Chemed free of charge by directing a request to Chemed Corporation, Attn: Investor Relations, Chemed Corporation, 2600 Chemed Center, 255 East Fifth Street, Cincinnati, OH 45202-4726.

Certain Information Regarding Participants
Chemed, its directors and certain executive officers and employees are participants in the solicitation of Chemed’s security holders in connection with its 2009 Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Chemed’s Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on February 27, 2009, and its definitive proxy statement for the 2009 Annual Meeting, which was filed with the SEC on April 29, 2009. To the extent holdings of Chemed securities have changed since the amounts printed in the definitive proxy statement for the 2009 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge (when available) from the SEC’s website at www.sec.gov and Chemed’s website at www.chemed.com.

Contacts
David P. Williams Chemed Corporation 513-762-6901	Andy Brimmer / Andrew Siegel Joele Frank, Wilkinson Brimmer Katcher 212-355-4449